UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2015
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7108 North Fresno Street, Suite 380
Fresno, CA   93720
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

25552 South Butte Avenue, Five Points, CA    93624
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of New Director

At a meeting held on March 12, 2015, the Board of Directors (the "Board") of S&W Seed Company (the "Registrant") filled the vacancy created in December 2014 when the stockholders elected eight directors to the Registrant's nine member board. The vacancy was filled by appointing Michael N. Nordstrom to the Board, effective immediately. Mr. Nordstrom's term as a director will expire at the Registrant's 2015 Annual Meeting of Stockholders, at which time it is expected that he will be nominated as part of management's slate of director nominees. Mr. Nordstrom, who previously served on the Board from October 2009 until his resignation in December 2013, will serve on the Board's Executive Committee and Compensation Committee.

There are no transactions in which Mr. Nordstrom has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Nordstrom will be entitled to receive the regular compensation paid to the Registrant's non-employee directors as fixed by the Board from time-to-time.

A copy of the Company's press release announcing Mr. Nordstrom's appointment to the Company's board of directors is furnished as Exhibit 99.1 to this report.

Item 8.01.    Other Events.

Effective March 12, 2015, in connection with Mr. Nordstrom's appointment to the Board, the Board reconstituted the membership of its standing Executive and Compensation Committees as follows. Each of these Committees is comprised solely of independent directors as determined by the rules of the Securities and Exchange Commission and The NASDAQ Stock Market.

Executive Committee
Mark J. Harvey
Glen D. Bornt
Michael N. Nordstrom

Compensation Committee
Michael M. Fleming
Michael N. Nordstrom
Mark Wong

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press Release of S&W Seed Company dated March 18, 2015

The information in this Current Report on Form 8-K under Item 8.01 and Exhibit 99.1 hereto shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, as amended, made after the date hereof, such information shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: March 18, 2015

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of S&W Seed Company dated March 18, 2015